UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2012

Penson Worldwide, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-32878	75-2896356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Pacific Avenue, Suite 1400, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-765-1100

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on March 14, 2012 for the sole purpose to (i) check the box on the cover page of the Form 8-K for pre-commencement communication pursuant to Rule 13e-14(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) include the appropriate legend pursuant to Rule 13e-14(c) of the Exchange Act. Except for the foregoing, this Form 8-K/A does not amend the Form 8-K in any way and does not modify or update any disclosures contained in the Form 8-K.

Item 8.01. Other Events.

On March 13, 2012 in connection with its earnings call Penson Worldwide, Inc., (the “Company”) issued a presentation of supplemental materials. Also attached as Exhibit 99.2 are certain materials that were previously provided to certain noteholders pursuant to confidentiality agreements between the Company and such holders.

Pursuant to General Instruction B.2 of Form 8-K, all of the information contained in this Form 8-K shall be deemed to be “furnished” and not “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Copy of presentation.

99.2	Investor information.

Additional Information

The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Penson Worldwide Inc. or its subsidiaries (the “Company”). The solicitation of offers to purchase any securities of the Company will only be made pursuant to the tender offer statement, including an offer to purchase and other related materials (the “Tender Offer Documents”), that the Company intends to file with the Securities and Exchange Commission. HOLDERS OF SECURITIES OF THE COMPANY ARE URGED TO READ THE TENDER OFFER DOCUMENTS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE TENDER OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Holders of securities of the Company will be able to obtain these documents as they become available free of charge at the SEC’s website at www.sec.gov, or at the SEC’s public reference room located at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information about the public reference room. In addition, holders of securities of the Company may also request copies of the Tender Offer Documents and other filed documents free of charge by contacting Penson Worldwide, Inc., 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201, (214) 765-1100.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENSON WORLDWIDE, INC.

Date: March 20, 2011	By:	/s/ Roger J. Engemoen, Jr.
		Name:	Roger J. Engemoen, Jr.
		Title:	Chairman

Exhibit Index

99.1	Copy of presentation

99.2	Investor information.